UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report:  March 20, 2009
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CARPENTER TECHNOLOGY CORPORATION
 (Exact name of registrant as specified in its charter)

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Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 20, 2009, Carpenter Technology Corporation issued a press release pre-announcing fiscal 2009 third quarter results for the period ending March 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for any purpose.

Item 8.01	Other Events.

On March 20, 2009, Carpenter Technology Corporation issued a press release announcing the closure of its Crawley, UK, metal strip manufacturing facility as part of an overall plan designed to reduce fixed costs and more efficiently utilize its production capabilities.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Item No.	Exhibit Index
99.1	Press release dated March 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Oliver C. Mitchell, Jr.
Oliver C. Mitchell, Jr.
Vice President and Corporate Secretary

Date:  March 20, 2009